UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  March 22, 2004

                     Dial Thru International Corporation
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


          Delaware                0-22636                   75-2461665
 ------------------------   ---------------------       -------------------
 (State of Incorporation)   (Commission File No.)         (I.R.S. Employer
                                                        Identification No.)

                     17383 Sunset Boulevard, Suite 350
                       Los Angeles, California 90272
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (310) 566-1700
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                              Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

 Item 12.  Results of Operations and Financial Condition.

 On March 22, 2004, Dial Thru International Corporation issued a press release setting forth its financial results for its first quarter ended January 31, 2004. The press release is attached as Exhibit 99.1 and incorporated by reference herein. The information in this Item 12 of Form 8-K and Exhibit 99.1 are furnished to the Securities and Exchange Commission and shall not be treated as filed for purposes of the Securities Exchange Act of 1934.


                                  SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Dial Thru International Corporation


 Date:  March 24, 2004              By:  /s/ Allen Sciarillo
                                         --------------------
                                         Allen Sciarillo
                                         Chief Financial Officer, Secretary,
                                         (Principal Accounting Officer and
                                         Principal Financial Officer) and
                                         Director